--------------------------------------------------------------------------------
INVESTMENT GRADE FIXED INCOME
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Alliance Bond Fund
Quality Bond
Portfolio

Semi-Annual Report
December 31, 2000

                           Alliance Capital [LOGO](R)
                      The Investment Professional's Choice

                          Investment Products Offered
                        -------------------------------
                           o Are Not FDIC Insured
                           o May Lose Value
                           o Are Not Bank Guaranteed
                        -------------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

--------------------------------------------------------------------------------
                                                          LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS
February 23, 2001

Dear Shareholder:

This report contains the investment strategy, investment results, market activity, and outlook for Alliance Bond Fund Quality Bond Portfolio (the "Portfolio") for the semi-annual reporting period ended December 31, 2000.

Investment Objectives and Policies

This open-end fund seeks high current income consistent with preservation of capital by investing in investment grade fixed-income securities. The Portfolio invests in readily marketable securities that do not involve undue risk of capital.

Investment Results

The following table shows the performance of the Portfolio for the six and 12-month periods ended December 31, 2000. For comparison, we have included the Lehman Brothers Aggregate Bond Index (the Index), a standard measure of the performance of a basket of unmanaged debt securities.

INVESTMENT RESULTS*
Periods Ended December 31, 2000

                       -----------------------
                           Total Returns
                       -----------------------
                       6 Months      12 Months
----------------------------------------------
Alliance Bond
Fund Quality
Bond Portfolio
  Class A                7.29%        11.26%
----------------------------------------------
  Class B                6.91%        10.37%
----------------------------------------------
  Class C                6.92%        10.50%
----------------------------------------------
Lehman Brothers
Aggregate Bond
Index                    7.35%        11.63%
----------------------------------------------

* The Portfolio's investment results represent total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of December 31, 2000. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class shares will differ due to different expenses associated with this class. Returns for the Portfolio include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

      The unmanaged Lehman Brothers (LB) Aggregate Bond Index is a standard measure of the performance of a basket of unmanaged debt securities. It is composed of the LB Mortgage-Backed Securities Index and the LB Government/Credit Bond Index. An investor cannot invest directly in an index, and its results are not indicative of any particular investment, including Alliance Bond Fund Quality Bond Portfolio.

      Additional investment results appear on pages 5-8.

During the six and 12-month periods ended December 31, 2000, the Portfolio marginally underperformed the benchmark. Our concern regarding a slowing economy and the resulting decline in interest rates during the last six-months of the year proved to be well justified. The stock market weakened, consumers scaled back and the Treasury yield curve steepened as a result of slowing economic growth. The repositioning of our maturity structure in anticipation of a steepening yield curve significantly helped the relative


--------------------------------------------------------------------------------
                                   ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 1

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

performance of the Portfolio. The Portfolio benefited from our underweight positions in the corporate sector in light of slowing economic growth, and from our focus on higher-quality corporates in a deteriorating credit environment. The agency sector, in which we gradually increased our holdings to an overweight position, also contributed positively to performance.

Modestly hurting the Portfolio's relative returns was our mortgage security selection. As interest rates declined and the Federal Reserve prepared to cut rates late in the year, the risk increased that homeowners would begin to refinance their higher-interest home loans. In response, we shifted into lower-coupon mortgage pass-throughs, which are better protected from this prepayment risk. When prepayment risk depressed mortgage performance less than we had anticipated in the fourth quarter, our holdings of lower-coupon mortgages dampened the Portfolio's relative performance.

Market Review

Following a strong first half of the year, the U.S. economy lost some momentum during the third and fourth quarters. U.S. gross domestic product (GDP) growth slowed from a 5.2% rate in the first half of the year to a 1.8% rate in the second half of 2000. Past interest rate increases, lower stock prices and higher oil prices contributed to the slowdown. The Federal Reserve removed its tightening bias late in the year in response to slower economic growth.

The U.S. bond market, as measured by their components in the Index, returned 7.35% over the six-month period ending December 31, 2000 and 11.63% for the full year -- its strongest annual return since 1995. In general, fixed-income securities benefited from slowing economic growth and weak equity markets in 2000. Among the traditional sectors of the fixed-income market, commercial mortgage-backed securities (CMBS) posted the best results for the six-month period at 9.47%, followed by U.S. agencies at 8.30%, U.S. Treasuries at 7.73%, asset-backed securities (ABS) at 7.25%, mortgage-backed securities (MBS) at 7.23%, and investment-grade corporates at 6.39%. Higher-quality securities outperformed lower-quality securities as the economy slowed and investors sought out less risky instruments. U.S. Treasuries also benefited from the government's plan to use the fiscal surplus to reduce outstanding government debt. Longer-maturity issues outperformed shorter issues as expectations for interest rate cuts rose.

The CMBS sector benefited from increased investor interest due to credit deterioration in other fixed-income sectors, as well as from sound commercial real estate fundamentals. Real estate markets in general remained healthy, and capital market participation in commercial real estate finance should mitigate some of the valuation fluctuations that have occurred in the past. In addition, the Department of Labor finally declared all investment-grade classes of CMBS to be eligible for in-



--------------------------------------------------------------------------------
2 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

--------------------------------------------------------------------------------
                                                          LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

vestment by ERISA-regulated investors, which increased demand incrementally for AA through BBB-rated CMBS securities. Rising prepayment expectations dampened MBS performance, though less so than we had anticipated. Because mortgage interest rates stand at their lowest level since the spring of 1999, more of the sector is subject to refinancing risk than at any time in the past three years. The investment-grade corporate sector posted relatively weaker results because of deteriorating corporate earnings, rising defaults, tighter credit availability and expectations of weaker economic growth in 2000.

Investment Strategy

During the third quarter, we moderated our generally defensive posture. We focused on enhancing the Portfolio's yield by increasing exposure to corporate and mortgage securities and by adding a position in agency debt. We simultaneously reduced our allocation to the Treasury sector to neutral. Lastly, with economic growth moderating and the likelihood of further Fed tightening diminishing, we shifted out of a modestly barbelled maturity structure into a structure more comparable to the benchmark.

During the fourth quarter, economic activity slowed, leading to heightened interest rate volatility and paving the way for interest rate cuts early in 2001. In response, we focused on increasing quality and reducing exposure to interest rate volatility by adding to our positions in Treasuries, agencies, high-quality asset-backed securities and high-quality investment-grade corporates, and by decreasing our exposure to mortgages and emerging-market debt.

Outlook

While the odds of a "hard landing" in the U.S. economy have risen in recent months, the fact that the Federal Reserve moved so quickly in the new year to lower interest rates should help to ensure a "soft landing." We believe that the economy will slow in 2001 to a 2.5% - 3% growth rate, with most of the slowing coming in the first half of the year.

In our view, the Federal Reserve will likely continue to lower rates, the yield curve will steepen further and volatility will remain high. We will keep the Portfolio concentrated in intermediate maturities in anticipation of the steepening yield curve. Within the government sector, we expect to remain overweighted in both Treasury and agency debt. On the one hand, lower rates and a steeper yield curve bode well for the corporate sector; on the other hand, the credit cycle is clearly in a downtrend, and earnings disappointments abound. Therefore, over the near term, we plan to maintain a neutral exposure to the sector. Falling interest rates and the rising prepayments that accompany them cause us to remain underweighted in mortgages and to focus our holdings on lower-coupon securities, which will be less subject to a wave of mortgage refinancing.


--------------------------------------------------------------------------------
                                   ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 3

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

[PHOTO]

John D. Carifa

[PHOTO]

Matthew Bloom

Portfolio Manager, Matthew Bloom, has over 20 years of investment experience.

Thank you for your interest and investment in Alliance Bond Fund Quality Bond Portfolio.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chariman and President


/s/ Matthew Bloom

Matthew Bloom
Vice President


--------------------------------------------------------------------------------
4 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

--------------------------------------------------------------------------------
                                                              PERFORMANCE UPDATE
--------------------------------------------------------------------------------

PERFORMANCE UPDATE

ALLIANCE BOND FUND QUALITY BOND PORTFOLIO
GROWTH OF A $10,000 INVESTMENT
7/31/99* TO 12/31/00

o Alliance Bond Fund Quality Bond Portfolio
o Lehman Brothers Aggregate Bond Index

[LINE CHART OMITTED]

Lehman Brothers Aggregate Bond Index: $11,283

Alliance Bond Fund Quality Bond Portfolio Class A: $10,728

This chart illustrates the total value of an assumed $10,000 investment in Alliance Bond Fund Quality Bond Portfolio Class A shares (from 7/31/99 to 12/31/00) as compared to the performance of an appropriate index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is a standard measure of the performance of a basket of unmanaged debt securities. It is composed of the LB Mortgage-Backed Securities Index, and the LB Government/Credit Bond Index.

When comparing Alliance Bond Fund Quality Bond Portfolio to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Bond Fund Quality Bond Portfolio.

*Closest month-end after Fund's Class A share inception date of 7/1/99.


--------------------------------------------------------------------------------
                                   ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 5

--------------------------------------------------------------------------------
PERFORMANCE UPDATE
--------------------------------------------------------------------------------

PERFORMANCE UPDATE

ALLIANCE BOND FUND QUALITY BOND PORTFOLIO
HISTORY OF RETURNS
YEARLY PERIODS ENDED 12/31

o Alliance Bond Fund Quality Bond Portfolio
o Lehman Brothers Aggregate Bond Index

[BAR CHART OMITTED]

                   Alliance Bond Fund Quality Bond Portfolio--
                           Yearly Periods Ended 12/31
--------------------------------------------------------------------------------
                              Alliance Bond Fund          Lehman Brothers
                            Quality Bond Portfolio      Aggregate Bond Index
--------------------------------------------------------------------------------
      12/31/99*                       0.67%                    0.56%
      12/31/00                       11.26%                   11.63%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Class B, C and Advisor Class shares will vary from the results shown above due to different expenses associated with these classes. Returns for the Fund include the reinvestment of any distributions paid during the period.

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is a standard measure of the performance of a basket of unmanaged debt securities. It is composed of the LB Mortgage-Backed Securities Index and the LB Government/Credit Bond Index. An investor cannot invest directly in an index, and its results are not indicative of any particular investment, including Alliance Bond Fund Quality Bond Portfolio.

* The Fund's return for the period ended 12/31/99 is from the Fund's inception date of 7/1/99 through 12/31/99. The benchmark's return for the period ended 12/31/99 is from 6/30/99 through 12/31/99.


--------------------------------------------------------------------------------
6 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

--------------------------------------------------------------------------------
                                                               PORTFOLIO SUMMARY
--------------------------------------------------------------------------------

PORTFOLIO SUMMARY
December 31, 2000 (unaudited)

INCEPTION DATES

Class A Shares
7/1/99
Class B Shares
7/1/99
Class C Shares
7/1/99

PORTFOLIO STATISTICS

Net Assets ($mil): $14.9

SECURITY TYPE

o 36.4% Treasury
o 31.0% Federal National Mortgage Association
o  6.4% Government National Mortgage Association
o  2.1% Asset-Backed Securities
o  1.2% Federal Home Loan Mortgage Corporation
o  0.8% Sovereign Bonds

                                                             [PIE CHART OMITTED]

Corporate

o  3.4% Communications
o  2.9% Financial
o  2.4% Public Utilities/Electric and Gas
o  2.0% Broadcasting/Media
o  1.8% Banking
o  1.3% Food/Beverages
o  0.8% Aerospace and Defense
o  0.6% Air Transportation
o  0.2% Retail
o  0.2% Non-Air Transportation
o  6.5% Short-Term

HOLDING TYPE

o 93.5% Fixed Income
o  6.5% Short-Term Securities

                                                             [PIE CHART OMITTED]

All data as of December 31, 2000. The Fund's holdings and security breakdowns may vary over time. These breakdowns are expressed as a percentage of total investments.


--------------------------------------------------------------------------------
                                   ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 7

--------------------------------------------------------------------------------
INVESTMENT RESULTS
--------------------------------------------------------------------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2000

Class A Shares
--------------------------------------------------------------------------------
                                     Without Sales Charge      With Sales Charge
               1 Year                       11.26%                    6.57%
      Since Inception*                       7.80%                    4.76%
            SEC Yield**                      5.15%

Class B Shares
--------------------------------------------------------------------------------
                                     Without Sales Charge      With Sales Charge
               1 Year                       10.37%                    7.37%
      Since Inception*                       6.98%                    5.69%
            SEC Yield**                      4.71%

Class C Shares
--------------------------------------------------------------------------------
                                     Without Sales Charge      With Sales Charge
               1 Year                       10.50%                    9.50%
      Since Inception*                       6.92%                    6.92%
            SEC Yield**                      4.73%

The Portfolio's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with this class.

The Portfolio normally invests all of its assets in securities that are rated at least BBB by Standard & Poor's or, if unrated, are of comparable quality. The Portfolio also may invest in convertible debt securities, preferred stock and dividend-paying stocks, U.S. government obligations, and foreign fixed-income securities. The Portfolio may invest a portion of its assets in foreign securities, which may magnify fluctuations. Price fluctuations may also be caused by changes in interest rates or bond credit quality ratings. These changes have a greater effect on bonds with longer maturities than on those with shorter maturities.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception date: 7/1/99 for all share classes.

** SEC yields are based on SEC guidelines and are calculated on 30 days ended December 31, 2000.


--------------------------------------------------------------------------------
8 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

--------------------------------------------------------------------------------
                                                        PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
December 31, 2000 (unaudited)

                                                      Principal
                                                         Amount
                                                          (000)     U.S. $ Value
--------------------------------------------------------------------------------

U.S. GOVERNMENT & AGENCY
  OBLIGATIONS - 74.8%

U.S. Treasury Securities - 36.3%
U.S. Treasury Bonds - 12.3%
  8.125%, 8/15/19 .............................          $  980      $ 1,266,807
  12.00%, 8/15/13 .............................             400          565,124
                                                                     -----------
                                                                       1,831,931
                                                                     -----------
U.S. Treasury Notes - 21.9%
  5.75%, 8/15/03-8/15/10 ......................           3,190        3,258,522
                                                                     -----------
U.S. Treasury Strips - 2.1%
  zero coupon, 8/15/11-2/15/12 ................             540          301,219
                                                                     -----------
Federal National Mortgage
  Association - 30.9%
  6.00%, 12/15/05-8/01/29 .....................           2,334        2,334,191
  6.50%, 3/01/29-7/01/30 ......................             284          279,924
  6.625%, 10/15/07 ............................             295          307,859
  6.75%, 8/15/02 ..............................             415          421,872
  7.00%, 3/01/12-11/01/30 .....................           1,246        1,252,493
                                                                     -----------
                                                                       4,596,339
                                                                     -----------
Government National Mortgage
  Association - 6.4%
  6.50%, 1/15/29-5/15/29 ......................             538          532,291
  7.50%, 8/15/30-11/15/30 .....................             415          422,129
                                                                     -----------
                                                                         954,420
                                                                     -----------
Federal Home Loan Mortgage Corp. - 1.2%
  6.875%, 9/15/10 .............................             170          181,023
                                                                     -----------
Total U.S. Government & Agency Obligations
(cost $10,880,840) ............................                       11,123,454
                                                                     -----------
Corporate Obligations - 15.6%
Aerospace & Defense - 0.8%
Raytheon Co.
  5.70%, 11/01/03 .............................              60           58,550
  7.90%, 3/01/03(a) ...........................              60           61,707
                                                                     -----------
                                                                         120,257
                                                                     -----------
Air Transportation - 0.6%
United Air Lines
  7.186%, 4/01/11 .............................              80           81,700
                                                                     -----------
Banking - 1.8%
Barclays Bank Plc
  8.55%, 9/29/49(a) ...........................              55           57,780


--------------------------------------------------------------------------------
                                   ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 9

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                      Principal
                                                         Amount
                                                          (000)     U.S. $ Value
--------------------------------------------------------------------------------

Citicorp
  7.00%, 7/01/07 ...............................         $  100      $   102,014
Citigroup, Inc.
  7.25%, 10/01/10 ..............................            100          103,429
                                                                     -----------
                                                                         263,223
                                                                     -----------
Broadcasting/Media - 2.0%
AT&T Corp. Liberty Media Group
  8.25%, 2/01/30 ...............................             85           77,953
Time Warner, Inc.
  8.375%, 3/15/23-7/15/33 ......................            205          222,352
                                                                     -----------
                                                                         300,305
                                                                     -----------
Communications - 3.4%
British Telecommunications Plc
  8.625%, 12/15/30 .............................            100          100,397
Cox Communications, Inc.
  7.75%, 11/01/10 ..............................            125          130,035
Qwest Capital Funding, Inc.
  7.90%, 8/15/10(a) ............................            100          102,750
Telefonica Europe BV
  7.75%, 9/15/10 ...............................             35           35,491
Verizon Global Funding Corp.
  7.75%, 12/01/30 ..............................            135          137,769
                                                                     -----------
                                                                         506,442
                                                                     -----------
Financial - 2.8%
Associates Corp. of North America
  5.75%, 11/01/03 ..............................             80           79,012
Goldman Sachs Group, Inc.
  7.80%, 1/28/10 ...............................            100          104,872
Household Finance Corp.
  6.50%, 11/15/08 ..............................             70           67,314
Lehman Brothers Holdings, Inc.
  7.875%, 8/15/10 ..............................            100          103,409
Morgan Stanley Dean Witter & Co.
  5.625%, 1/20/04 ..............................             70           68,647
                                                                     -----------
                                                                         423,254
                                                                     -----------
Food/Beverages - 1.3%
ConAgra Foods, Inc.
  7.50%, 9/15/05 ...............................            100          104,604
  8.25%, 9/15/30 ...............................             80           87,645
                                                                     -----------
                                                                         192,249
                                                                     -----------
Non-Air Transportation - 0.2%
Union Pacific Corp.
  6.625%, 2/01/29 ..............................             35           31,386
                                                                     -----------


--------------------------------------------------------------------------------
10 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

--------------------------------------------------------------------------------
                                                        PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                      Principal
                                                         Amount
                                                          (000)     U.S. $ Value
--------------------------------------------------------------------------------

Public Utilities Electric & Gas - 2.4%
AEP Resources, Inc.
  6.50%, 12/01/03(a) ........................            $  250      $   248,215
Cilcorp, Inc.
  9.375%, 10/15/29 ..........................                40           44,241
KeySpan Corp.
  7.25%, 11/15/05 ...........................                50           51,989
TXU Corp.
  6.375%, 1/01/08 ...........................                20           18,936
                                                                     -----------
                                                                         363,381
                                                                     -----------
Retail - 0.3%
Wal-Mart Stores, Inc.
  6.875%, 8/10/09 ...........................                35           36,659
                                                                     -----------
Total Corporate Obligations
  (cost $2,250,780) .........................                          2,318,856
                                                                     -----------
Asset Backed Securities - 2.1%
Citibank Credit Card Issuance Trust
  6.875%, 11/15/09
  (cost $307,020) ...........................               300          309,189
                                                                     -----------
Sovereign Debt Securities - 0.8%
International Bank for Reconstruction
  & Development
  7.00%, 1/27/05 ............................                90           94,167
Quebec Province of Canada
  7.50%, 9/15/29 ............................                25           27,015
                                                                     -----------
Total Sovereign Debt Securities
  (cost $114,376) ...........................                            121,182
                                                                     -----------
Time Deposit - 6.4%
State Street Euro Dollar
  6.00%, 1/02/01
  (amortized cost $958,000) .................               958          958,000
                                                                     -----------
Total Investments - 99.7%
  (cost $14,511,016) ........................                         14,830,681
Other assets less liabilities - 0.3% ........                             42,175
                                                                     -----------
Net Assets - 100% ...........................                        $14,872,856
                                                                     ===========

(a) Securities exempt from Registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to certain qualified buyers. At December 31, 2000, the aggregate market value of these securities amounted to $470,452 or 3.2% of net assets.


--------------------------------------------------------------------------------
                                  ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 11

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & Liabilities
--------------------------------------------------------------------------------

STATEMENT OF ASSETS & LIABILITIES
December 31, 2000 (unaudited)

Assets
Investments in securities, at value (cost $14,511,016) .....       $ 14,830,681
Cash .......................................................                842
Receivable for investments sold ............................            327,971
Receivable for capital stock sold ..........................            294,942
Interest receivable ........................................            198,619
Receivable due from Adviser ................................             12,108
                                                                   ------------
Total assets ...............................................         15,665,163
                                                                   ------------
Liabilities
Payable for investment securities purchased ................            681,465
Dividends payable ..........................................             16,265
Advisory fee payable .......................................              5,939
Distribution fee payable ...................................              5,111
Accrued expenses ...........................................             83,527
                                                                   ------------
Total liabilities ..........................................            792,307
                                                                   ------------
Net Assets .................................................       $ 14,872,856
                                                                   ============
Composition of Net Assets
Capital stock, at par ......................................       $      1,453
Additional paid-in capital .................................         14,501,398
Accumulated net investment loss ............................             (6,810)
Net realized gain on investments transactions ..............             57,150
Net unrealized appreciation of investments .................            319,665
                                                                   ------------
                                                                   $ 14,872,856
                                                                   ============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
  ($7,049,975 / 688,514 shares of
  capital stock issued and outstanding) ....................             $10.24
Sales charge--4.25% of public offering price ...............                .45
                                                                         ------
Maximum offering price .....................................             $10.69
                                                                         ======
Class B Shares
Net asset value and offering price per share
  ($3,302,193 / 322,761 shares of
  capital stock issued and outstanding) ....................             $10.23
                                                                         ======
Class C Shares
Net asset value and offering price per share
  ($1,418,453 / 138,857 shares of
  capital stock issued and outstanding) ....................             $10.22
                                                                         ======
Advisor Class Shares
Net asset value and offering price per share
  ($3,102,235 / 303,004 shares of
  capital stock issued and outstanding) ....................             $10.24
                                                                         ======

See notes to financial statements.


--------------------------------------------------------------------------------
12 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

--------------------------------------------------------------------------------
                                                         STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
Six Months Ended December 31, 2000 (unaudited)

Investment Income
Interest .....................................                         $ 313,901
Expenses
Advisory fee .................................        $  25,104
Distribution fee Class A .....................            8,965
Distribution fee Class B .....................            8,756
Distribution fee Class C .....................            4,099
Custodian ....................................           74,441
Administrative ...............................           60,000
Audit and legal ..............................           12,505
Directors' fees ..............................            6,430
Printing .....................................            5,238
Transfer agency ..............................            3,850
Registration .................................              403
Miscellaneous ................................               35
                                                      ---------
Total expenses ...............................          209,826
Less: expenses waived and assumed
  by Adviser (See Note B) ....................         (156,969)
                                                      ---------
Net expenses .................................                            52,857
                                                                       ---------
Net investment income ........................                           261,044
                                                                       ---------
Realized and Unrealized Gain
  on Investments
Net realized gain on investment
  transactions ...............................                           120,755
Net unrealized appreciation/depreciation
  of investments .............................                           296,962
                                                                       ---------
Net gain on investment transactions ..........                           417,717
                                                                       ---------
Net Increase in Net Assets from
  Operations .................................                         $ 678,761
                                                                       =========

See notes to financial statements.


--------------------------------------------------------------------------------
                                  ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 13

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                        Six Months
                                                          Ended
                                                        December 31,     July 1, 1999(a)
                                                           2000                 to
                                                        (unaudited)       June 30, 2000
                                                       ============       ============
Increase (Decrease) in Net Assets
from Operations
Net investment income ...........................      $    261,044       $    218,353
Net realized gain (loss) on investment
  transactions ..................................           120,755            (46,672)
Net unrealized appreciation/depreciation
  of investments ................................           296,962             22,704
                                                       ------------       ------------
Net increase in net assets from operations ......           678,761            194,385
Dividends and Distributions to Shareholders from:
Net investment income
  Class A .......................................          (180,324)          (179,097)
  Class B .......................................           (47,915)           (20,654)
  Class C .......................................           (22,582)           (14,812)
  Advisor Class .................................           (20,824)                -0-
Net realized gain
  Class A .......................................            (9,073)                -0-
  Class B .......................................            (3,748)                -0-
  Class C .......................................            (1,633)                -0-
  Advisor Class .................................            (2,479)                -0-
Capital Stock Transactions
Net increase ....................................         7,890,264          6,612,587
                                                       ------------       ------------
Total increase ..................................         8,280,447          6,592,409
Net Assets
Beginning of period .............................         6,592,409                 -0-
                                                       ------------       ------------
End of period ...................................      $ 14,872,856       $  6,592,409
                                                       ============       ============

(a)   Commencement of operations.

      See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 2000 (unaudited)

NOTE A

Significant Accounting Policies

Alliance Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of three portfolios: the Corporate Bond Portfolio, the Quality Bond Portfolio and the U.S. Government Portfolio. The Quality Bond Portfolio commenced operations on July 1, 1999. Each series is considered to be a separate entity for financial reporting and tax purposes. The accompanying financial statements and notes include the operations of the Quality Bond Portfolio (the "Portfolio") only. The Portfolio offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price, or if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in such securities. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-


--------------------------------------------------------------------------------
                                  ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 15

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

the-counter are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

Mortgage backed and asset backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security.

2. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Offering Expenses

Offering expenses of $121,000 had been deferred and were amortized on a straight line basis through December 31, 2000.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Portfolio accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each settled class of shares, based on proportionate interest in the Portfolio represented by the net assets of such class, except that the Portfolio's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year there were no permanent differences.


--------------------------------------------------------------------------------
16 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

--------------------------------------------------------------------------------
                                                  NOTES TO FINANCIALS STATEMENTS
--------------------------------------------------------------------------------

7. Change in Accounting Principle

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of its Audit and Accounting Guide for Investment Companies (the "Guide"), which is effective for fiscal years beginning after December 15, 2000. The Guide will require the Portfolio to amortize premiums and discounts on fixed income securities. Upon adoption, the Portfolio will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce net investment income and increase unrealized appreciation on securities by the same amount, and therefore will not impact total net assets. At this time, the analysis of the adjustment has not been completed. Although this adjustment affects the financial statements, adoption of this principle will not effect the amount of distributions paid to shareholders, because the Portfolio determines its required distributions under Federal income tax laws.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of
 .55 of 1% of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly. The adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .98%, 1.68%, 1.68% and .68% of the daily average net assets for Class A, Class B, Class C shares and Advisor Class, respectively. For the six months ended December 31, 2000, such reimbursement amounted to $156,969.

Pursuant to the advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended December 31, 2000, the Adviser agreed to waive its fees for such services. Such waiver amounted to $60,000.

The Portfolio compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. For the six months ended December 31, 2000 Alliance Fund Services, Inc. agreed to waive service fees in the amount of $1,968.

For the six months ended December 31, 2000, the Portfolio's expenses were reduced by $221 under an expense offset arrangement with Alliance Fund Services, Inc.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Portfolio's shares. The Distributor has advised the Portfolio that it has received front-end sales charges of $2,031 from the sales of Class A shares and $950 in contingent deferred sales charges imposed upon


--------------------------------------------------------------------------------
                                  ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 17

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

redemptions by shareholders of Class B shares, for the six months ended December 31, 2000.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Portfolio's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Portfolio that it has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $2,759 and $210 for Class B and Class C shares, respectively. Such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $2,892,736 and $1,243,089, respectively, for the six months ended December 31, 2000. There were purchases of $17,735,467 and sales of $11,633,370 of U.S. government and government agency obligations for the six months ended December 31, 2000.

At December 31, 2000, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $321,473 and gross unrealized depreciation of investments was $1,808 resulting in net unrealized appreciation of $319,665. At June 30, 2000, the Portfolio had a capital loss carryforward of $2,759 which expires in 2008. Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. The Portfolio incurred and will elect to defer net capital losses of $34,950 during fiscal 2000. These carry over losses may be used to offset future capital gains. To the extent they are so used, future capital gains will not be distributed to shareholders until they exceed available capital loss carryovers.

NOTE E

Capital Stock

There are 1,000,000,000 shares of $.001 par value capital stock authorized,


--------------------------------------------------------------------------------
18 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 250,000,000 authorized shares. Transactions in capital stock were as follows:

               -------------------------------------       -------------------------------------
                                Shares                                      Amount
               -------------------------------------       -------------------------------------
               Six Months Ended                            Six Months Ended
                   December 31,      July 1, 1999(a)            December 31,      July 1, 1999(a)
                           2000                   to                    2000                  to
                    (unaudited)        June 30, 2000             (unaudited)       June 30, 2000
               ---------------------------------------------------------------------------------
Class A
Shares sold             286,770              515,979             $ 2,869,609         $ 5,104,566
------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions          11,928                6,078                 119,725              60,407
------------------------------------------------------------------------------------------------
Shares redeemed        (124,892)              (7,349)             (1,249,433)            (71,927)
------------------------------------------------------------------------------------------------
Net increase            173,806              514,708             $ 1,739,901         $ 5,093,046
================================================================================================

Class B
Shares sold             250,903              139,398             $ 2,519,517         $ 1,369,731
------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions           3,360                1,136                  33,774              11,615
------------------------------------------------------------------------------------------------
Shares redeemed         (33,800)             (38,236)               (336,668)           (374,844)
------------------------------------------------------------------------------------------------
Net increase            220,463              102,298             $ 2,216,623         $ 1,006,502
================================================================================================

Class C
Shares sold             118,955               70,129             $ 1,192,342         $   682,035
------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions           2,114                1,399                  21,190              18,666
------------------------------------------------------------------------------------------------
Shares redeemed         (34,521)             (19,219)               (345,626)           (187,662)
------------------------------------------------------------------------------------------------
Net increase             86,548               52,309             $   867,906         $   513,039
================================================================================================

(a)   Commencement of operations.


--------------------------------------------------------------------------------
                                  ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 19

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                  ------------------         -------------------
                                        Shares                     Amount
                                  ------------------         -------------------
                                  October 9, 2000(b)         October 9, 2000(b)
                                     to December 31,            to December 31,
                                                2000                       2000
                                         (unaudited)                (unaudited)
                                  ----------------------------------------------
Advisor Class
Shares sold                                  302,853                $ 3,064,038
--------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions                                1,824                     18,537
--------------------------------------------------------------------------------
Shares redeemed                               (1,673)                   (16,741)
--------------------------------------------------------------------------------
Net increase                                 303,004                $ 3,065,834
================================================================================

NOTE F

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended December 31, 2000.

(b)   Commencement of distribution.


--------------------------------------------------------------------------------
20 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

--------------------------------------------------------------------------------
                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                        --------------------------------
                                                                    CLASS A
                                                        --------------------------------
                                                          Six Months             July 1,
                                                               Ended             1999(a)
                                                        December 31,                  to
                                                                2000            June 30,
                                                         (unaudited)                2000
                                                        --------------------------------
Net asset value, beginning of period ................      $    9.85           $   10.00
                                                        --------------------------------
Income From Investment Operations
Net investment income(b)(c) .........................            .30                 .60
Net realized and unrealized gain (loss) on investment
  transactions ......................................            .40                (.21)
                                                        --------------------------------
Net increase in net asset value from operations .....            .70                 .39
                                                        --------------------------------
Less: Dividends and Distributions
Dividends from net investment income ................           (.30)               (.54)
Distributions from net realized gains ...............           (.01)                 -0-
                                                        --------------------------------
Total dividends and distributions ...................           (.31)               (.54)
                                                        --------------------------------
Net asset value, end of period ......................      $   10.24           $    9.85
                                                        ================================
Total Return
Total investment return based on net asset value(d) .           7.29%               4.40%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ...........      $   7,050           $   5,071
Ratios to average net assets of:
  Expenses, net of waivers/reimbursements ...........            .98%(e)             .98%
  Expenses, before waivers/reimbursements ...........           4.46%(e)           13.10%
  Net investment income(c) ..........................           5.89%(e)            5.96%
Portfolio turnover rate .............................            146%                215%

See footnote summary on page 24.


--------------------------------------------------------------------------------
                                  ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 21

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                        --------------------------------
                                                                     CLASS B
                                                        --------------------------------
                                                          Six Months             July 1,
                                                               Ended             1999(a)
                                                        December 31,                  to
                                                                2000            June 30,
                                                         (unaudited)                2000
                                                        --------------------------------
Net asset value, beginning of period ................         $ 9.84              $10.00
                                                        --------------------------------
Income From Investment Operations
Net investment income(b)(c) .........................            .25                 .50
Net realized and unrealized gain (loss) on investment
  transactions ......................................            .42                (.18)
                                                        --------------------------------
Net increase in net asset value from operations .....            .67                 .32
                                                        --------------------------------
Less: Dividends and Distributions
Dividends from net investment income ................           (.27)               (.48)
Distributions from net realized gains ...............           (.01)                 -0-
                                                        --------------------------------
Total dividends and distributions ...................           (.28)               (.48)
                                                        --------------------------------
Net asset value, end of period ......................         $10.23              $ 9.84
                                                        ================================
Total Return
Total investment return based on net asset value(d) .           6.91%               3.56%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ...........         $3,302              $1,007
Ratios to average net assets of:
  Expenses, net of waivers/reimbursements ...........           1.68%(e)            1.68%
  Expenses, before waivers/reimbursements ...........           4.88%(e)           11.29%
  Net investment income(c) ..........................           5.16%(e)            5.32%
Portfolio turnover rate .............................            146%                215%

See footnote summary on page 24.


--------------------------------------------------------------------------------
22 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

--------------------------------------------------------------------------------
                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                        --------------------------------
                                                                    CLASS C
                                                        --------------------------------
                                                          Six Months             July 1,
                                                               Ended             1999(a)
                                                        December 31,                  to
                                                                2000            June 30,
                                                         (unaudited)                2000
                                                        --------------------------------
Net asset value, beginning of period ................         $ 9.83              $10.00
                                                        --------------------------------
Income From Investment Operations
Net investment income(b)(c) .........................            .26                 .51
Net realized and unrealized gain (loss) on investment
  transactions ......................................            .41                (.20)
                                                        --------------------------------
Net increase in net asset value from operations .....            .67                 .31
                                                        --------------------------------
Less: Dividends and Distributions
Dividends from net investment income ................           (.27)               (.48)
Distributions from net realized gains ...............           (.01)                 -0-
                                                        --------------------------------
Total dividends and distributions ...................           (.28)               (.48)
                                                        --------------------------------
Net asset value, end of period ......................         $10.22              $ 9.83
                                                        ================================
Total Return
Total investment return based on net asset value(d) .           6.92%               3.47%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ...........         $1,419              $  514
Ratios to average net assets of:
  Expenses, net of waivers/reimbursements ...........           1.68%(e)            1.68%
  Expenses, before waivers/reimbursements ...........           5.01%(e)           11.75%
  Net investment income(c) ..........................           5.29%(e)            5.35%
Portfolio turnover rate .............................            146%                215%

See footnote summary on page 24.


--------------------------------------------------------------------------------
                                  ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 23

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                -----------
                                                                  ADVISOR
                                                                   CLASS
                                                                -----------
                                                                 October 9,
                                                                    2000(f)
                                                                         to
                                                                   December
                                                                   31, 2000
                                                                (unaudited)
                                                                -----------
Net asset value, beginning of period .......................         $ 9.97
                                                                -----------
Income From Investment Operations
Net investment income(b)(c) ................................            .11
Net realized and unrealized gain on investment transactions             .30
                                                                -----------
Net increase in net asset value from operations ............            .41
                                                                -----------
Less: Dividends and Distributions
Dividends from net investment income .......................           (.13)
Distributions from net realized gains ......................           (.01)
                                                                -----------
Total dividends and distributions ..........................           (.14)
                                                                -----------
Net asset value, end of period .............................         $10.24
                                                                ===========
Total Return
Total investment return based on net asset value(d) ........           4.40%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ..................         $3,102
Ratios to average net assets of:
  Expenses, net of waivers/reimbursements ..................            .68%(e)
  Expenses, before waivers/reimbursements ..................           3.06%(e)
  Net investment income(c) .................................           6.21%(e)
Portfolio turnover rate ....................................            146%

(a)   Commencement of operations.
(b)   Based on average shares outstanding.
(c)   Net of fees waived and expenses reimbursed by the Adviser.
(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.
(e)   Annualized.
(f)   Commencement of distribution.


--------------------------------------------------------------------------------
24 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

--------------------------------------------------------------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

GLOSSARY OF INVESTMENT TERMS

asset-backed securities (ABS)

Bonds or notes backed by loan paper or accounts receivable originated by banks, credit card companies or other providers of credit or by insurance coverage provided by an institution other than the issuer.

barbell strategy

A portfolio strategy where the manager structures the portfolio so that it is heavily concentrated in securities with short maturities and in securities with long maturities.

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

commercial mortgage-backed securities (CMBS)

Similar to mortgage-backed securities in that they have securities or certificates backed by mortgages, except that investors receive payments out of the interest and principal of commercially-owned real estate, rather than residential real estate.

Federal Reserve Board

The seven-member board that oversees Federal Reserve Banks, established monetary policy and monitors the country's economic state.

government bond

A bond that is issued by the U.S. government or its agencies.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

investment-grade bond

A bond that is rated BBB or higher by a credit agency.

mortgage-backed securities (MBS)

Securities or certificates backed by mortgages. Typically issued by institutions such as the Federal National Mortgage Association (FNMA), Government National Mortgage Association (GNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). Investors receive payments out of the interest and principal of the underlying mortgages.

Treasuries

Negotiable U.S. government debt obligations, backed by the full faith and credit of the U.S. government. Treasuries are issued either as bills, notes or bonds depending on the maturity. Treasuries are exempt from state and local taxes.


--------------------------------------------------------------------------------
                                  ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 25

--------------------------------------------------------------------------------
ALLIANCE CAPITAL
--------------------------------------------------------------------------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $454 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 41 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 605 investment professionals in 36 cities and 21 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 12/31/00.


--------------------------------------------------------------------------------
26 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

--------------------------------------------------------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------------------------------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That's why we provide our shareholders with a wide variety of products and time-saving services to meet their needs.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Biotechnology Portfolio, Alliance Select Investor Series Premier Portfolio, Alliance Select Investor Series Technology Portfolio, and Alliance Select Investor Series Small Cap Growth Portfolio which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge. This can be a good way to diversify your assets.

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other matters that could affect your mutual fund investment.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, literature and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, make additional investments, request more information, exchange between Alliance funds and view fund performance, press releases and articles.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


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                                  ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 27

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BOARD OF DIRECTORS
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BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Wayne D. Lyski, Senior Vice President
Paul J. DeNoon, Senior Vice President
Matthew Bloom, Vice President
F. Jeanne Goetz, Vice President
Sean Kelleher, Vice President
Jeffrey S. Phlegar, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Juan J. Rodriguez, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1)   Member of the Audit Committee.


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28 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

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                                                ALLIANCE CAPITAL FAMILY OF FUNDS
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ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Balanced Shares
Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio
Small Cap Growth Portfolio

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


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                                  ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 29

Alliance Bond Fund Quality Bond Portfolio
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

QBPSR1200